SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934



Date of Report (Date of earliest event reported):  June 7, 1996


                  MODINE MANUFACTURING COMPANY
- ------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



      Wisconsin                    1-1373                39-0482000
- -------------------------      ------------        ----------------------
   (State or other             (Commission         (I.R.S. Employer
   jurisdiction of             File Number)        Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin                     53403
- ---------------------------------------------      ----------------------
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including
area code:                                         (414) 636-1200
                                                   ----------------------


                         NOT APPLICABLE
- --------------------------------------------------------------------------
  (Former name or former address, if changed since last report.)



           An Exhibit Index appears on Page 2 herein.





                        Page 1 of 6 pages

Item 5.   Other Information.
          -----------------

     On June 7, 1996, Modine Manufacturing Company ("Modine") mailed its Annual Report to Shareholders and issued a news release, each of which contained the sales forecast for the 1996-1997 fiscal year. The Annual Report contains forward-looking statements. These forward-looking statements involve risks and uncertainties. Actual results could differ materially from those projected in the forward-looking statements.

     A copy of the news release is attached hereto as Exhibit 20.

     A copy of the Important Factors and Assumptions Regarding
Forward-Looking Statements is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
          --------

     Reference Number
     per Item 601 of
     Regulation S-K                                               Page
     --------------                                               ----

           1             Not applicable.

           2             Not applicable.

           4             Rights Agreement dated as
                         of October 16, 1986 between
                         the Registrant and First
                         Chicago Trust Company of
                         New York [formerly the First
                         National Bank of Chicago]
                         (Rights Agent) (filed by
                         reference to the Exhibit
                         contained in the Registrant's
                         Annual Report on Form 10-K
                         for the fiscal year
                         ended March 31, 1992).

           4(a)          Amendment Number 1 to Rights
                         Agreement dated as of
                         January 18, 1995 between the
                         Registrant and First Chicago
                         Trust Company of New York
                         (Rights Agent) (filed by
                         reference to the exhibit
                         contained within the
                         Registrant's Current Report
                         on Form 8-K dated January 13,
                         1995).

           4(b)          Amendment Number 2 to Rights
                         Agreement dated as of
                         January 18, 1995 between the

     Reference Number
     per Item 601 of
     Regulation S-K                                               Page
     --------------                                               ----

           4(b) cont'd   Registrant and First Chicago
                         Trust Company of New York
                         (Rights Agent) (filed
                         by reference to the exhibit
                         contained within the
                         Registrant's Current Report
                         on Form 8-K dated January 13,
                         1995).

                         Note:  The amount of long-term
                         ----
                         debt authorized under any
                         instrument defining the rights
                         of holders of long-term debt of
                         the Registrant, other than as
                         noted above, does not exceed
                         ten percent of the total assets
                         of the Registrant and its
                         subsidiaries on a consolidated
                         basis.  Therefore, no such
                         instruments are required to
                         be filed as exhibits to this
                         Form 8-K.  The Registrant
                         agrees to furnish copies of
                         such instruments to the
                         Commission upon request.

            16           Not applicable.

            17           Not applicable.

           *20           News Release of Modine                    5
                         Manufacturing Company
                         dated June 7, 1996.

            23           Not applicable.

            24           Not applicable.

            27           Not applicable.

           *99           Important Factors and
                         Assumptions Regarding
                         Forwarding-Looking
                         Statements.


*Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 7, 1996.

                              MODINE MANUFACTURING COMPANY

                              By:  R. T. SAVAGE
                                  --------------------------------
                                   R. T. Savage, President
                                   and Chief Executive Officer


                              By:  W. E. PAVLICK
                                  --------------------------------
                                   W. E. Pavlick, Senior Vice
                                   President, General Counsel,
                                   and Secretary